                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       7
                          TOP FIVE SECTORS       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      13

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      14
                      FINANCIAL STATEMENTS      22
             NOTES TO FINANCIAL STATEMENTS      28
            REPORT OF INDEPENDENT AUDITORS      36

     FUND OFFICERS AND IMPORTANT ADDRESSES      37

This report must be preceded or accompanied by a prospectus for the fund being offered.

Our generations of money-management experience may help you pursue life's true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               1.7
Mar 99                                                                      4.75                               1.8
                                                                            4.75                               2.3
                                                                            4.75                               2.1
Jun 99                                                                         5                                 2
                                                                               5                               2.1
                                                                            5.25                               2.3
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   20.19%     18.95%     19.22%
-------------------------------------------------------------------------
One-year total return(2)                 13.23%     13.95%     18.22%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                15.90%     16.16%     16.38%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                16.03%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return NAV(2)                            11.63%     15.53%(3)   15.58%
-------------------------------------------------------------------------
Commencement date                      08/03/60   05/01/92   07/06/93
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    The medium-grade debt securities in which the Fund may invest are subject to greater market risks and less assurance as to the ability of the issuer to meet principal and interest obligations than higher-rated securities. Debt securities rated in lower categories are considered high-risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well-assured.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                            STANDARD & POOR'S 500     RUSSELL 1000(R) VALUE INDEX
                                                                           INDEX IS A BROAD-BASED     REFLECTS THE PERFORMANCE OF
                                                                          MEASUREMENT OF CHANGES IN     THE RUSSELL 1000 INDEX
                                                                           STOCK MARKET CONDITIONS       COMPANIES WITH LOWER
                                                                            BASED ON THE AVERAGE       PRICE-TO-BOOK RATIOS AND
                                                                          PERFORMANCE OF 500 WIDELY     LOWER FORECASTED GROWTH
                                                 EQUITY INCOME FUND*        HELD COMMON STOCKS.*               VALUES.+
                                                 -------------------      -------------------------   ---------------------------
12/90                                                  9434.00                    10000.00                      10000.00
                                                      10402.00                    11447.00                      11310.00
                                                      10423.00                    11422.00                      11321.00
                                                      11148.00                    12032.00                      11921.00
12/91                                                 11950.00                    13034.00                      12461.00
                                                      11876.00                    12706.00                      12600.00
                                                      12150.00                    12948.00                      13126.00
                                                      12605.00                    13356.00                      13399.00
12/92                                                 13231.00                    14025.00                      14181.00
                                                      14095.00                    14636.00                      15552.00
                                                      14259.00                    14705.00                      16007.00
                                                      15001.00                    15084.00                      16797.00
12/93                                                 15349.00                    15432.00                      16752.00
                                                      14813.00                    14852.00                      16166.00
                                                      14760.00                    14916.00                      16267.00
                                                      15329.00                    15645.00                      16682.00
12/94                                                 15045.00                    15642.00                      16418.00
                                                      16313.00                    17160.00                      17979.00
                                                      17643.00                    18793.00                      19590.00
                                                      18803.00                    20282.00                      21301.00
12/95                                                 19948.00                    21499.00                      22715.00
                                                      20644.00                    22652.00                      24001.00
                                                      21014.00                    23666.00                      24414.00
                                                      21481.00                    24392.00                      25124.00
12/96                                                 23051.00                    26422.00                      27630.00
                                                      23406.00                    27135.00                      28338.00
                                                      26428.00                    31862.00                      32516.00
                                                      28376.00                    34245.00                      35753.00
12/97                                                 28613.00                    35225.00                      37355.00
                                                      31706.00                    40128.00                      41710.00
                                                      32330.00                    41449.00                      41896.00
                                                      29774.00                    37334.00                      37043.00
12/98                                                 33475.00                    45271.00                      43194.00
                                                      32682.00                    47524.00                      43814.00
                                                      35659.00                    50868.00                      48753.00
                                                      33800.00                    47698.00                      43979.00
12/99                                                 36806.00                    54785.00                      46371.00
                                                      39189.00                    56030.00                      46592.00
                                                      39608.00                    54540.00                      44408.00
                                                      43233.00                    54015.00                      47909.00
12/00                                                 44238.00                    49794.00                      49635.00

This chart compares your fund's performance to that of the Standard & Poor's 500 Index and the Russell 1000(R) Value Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Wiesenberger(R), a Thomson Financial Company

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS *

(as a percentage of long-term investments--December 31, 2000)


1.   MINNESOTA MINING AND
     MANUFACTURING (3M)          2.2%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch and Post-It Notes.

2.   FANNIE MAE (FORMERLY
     FEDERAL NATIONAL MORTGAGE
     ASSOCIATION)                2.0%
     Works with lenders to provide
     federally mandated mortgages to low-
     and middle-income families in the
     United States.

3.   PNC BANK                    1.7%
     Offers consumer and corporate banking
     services in the United States.

4.   UNITED STATES TREASURY
     NOTES                       1.7%
     6.250% coupon, 10/31/01 maturity.

5.   ELECTRONIC DATA SYSTEMS     1.6%
     Provides information technology
     consulting services in the United
     States.

6.   BURLINGTON RESOURCES        1.6%
     Produces oil and natural gas
     primarily in North America.

7.   VERIZON (FORMERLY BELL
     ATLANTIC)                   1.5%
     Provides telecommunications services
     throughout the United States.

8.   DUPONT                      1.5%
     Develops and manufactures a wide
     variety of chemicals, polymers, and
     fibers including Lycra, Teflon, and
     Kevlar.

9.   SCHERING-PLOUGH             1.5%
     Develops pharmaceutical and
     health-care products worldwide.

10.  UNITED STATES TREASURY
     NOTES                       1.4%
     6.625%, 5/31/02 maturity.

*Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                                     -----------------                  -----------------
Finance                                                                    20.60                              14.10
Health Care                                                                11.60                              11.10
United States Obligations                                                  11.50                               6.40
Utilities                                                                  11.30                              15.80
Technology                                                                  7.60                              17.90

                                                                         [PHOTO]
                                                               [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN
KAMPEN EQUITY INCOME FUND ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED
THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED
DECEMBER 31, 2000. THE TEAM IS LED BY JAMES A. GILLIGAN,
SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JANUARY 1990 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. HE IS
JOINED
BY SCOTT A. CARROLL AND JAMES O. ROEDER, PORTFOLIO MANAGERS.
THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S
PERFORMANCE.

Q   HOW DID THE FUND PERFORM OVER
    THE PAST 12 MONTHS, CONSIDERING THE MARKET CONDITIONS IT FACED?

A   Overall, it was a volatile period for
stock investors, and the fund's performance was strong under these difficult circumstances. The fund posted a total return of 20.19 percent for the 12 months ended December 31, 2000 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower). Past performance is no guarantee of future results, and as a result of recent market activity, current performance may vary from the figures shown.

    During the same period, the Standard & Poor's 500 Index returned -9.10 percent, and the Russell 1000(R) Value Index, which more closely resembles the composition of the fund, returned 7.01 percent. Both indexes are benchmarks for the fund. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks of companies with market capitalizations of $1 billion or more that are a representative sample of approximately 100 industries. The Russell 1000(R) Value Index is an unmanaged index that reflects the performance of the Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization. Both indexes are statistical composites, and their returns do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional fund performance results.

    The fiscal year started off with a bang, driven by the momentum of technology stocks, which continued their strong gains of the previous year. As the year progressed, however, the market experienced two major declines--one in the second quarter of 2000 and another early in the fourth quarter.

    The early enthusiasm for the stock market was dampened by worries that a strengthening economy would spur further interest-rate increases by the Federal Reserve Board. The market topped out in March, and by April and May, prices were sliding steadily. This was especially true in the technology-laden NASDAQ index, which dropped to almost 3000 in late May from a peak of 5048 on March 10. Much of this decline was in reaction to investor concerns about two factors: first, the high valuations of technology stocks, and second, the impact of repeated interest-rate hikes on corporate earnings. We believe this market activity reflected the changing preferences of investors, who concluded that growth stocks had come too far too quickly, leaving them ripe for a decline.

    Indeed, value stocks came back into fashion and began to dominate investor attention during this time. Except for a brief period in mid-summer, value stocks were in greater demand than growth stocks from March through December. Investors pulled money out of high-flying technology stocks and moved it into value-oriented stocks with attractive valuations and stable earnings, such as utilities, pharmaceuticals, consumer staples, and food stocks. Also, amid signs that the economy was slowing, investors began to anticipate that the Fed's rate hike in May would be the last increase for some time. This benefited financial stocks in particular and boosted value stocks in general.

    By December, it was clear that economic growth had slowed dramatically. In this environment, investors' concerns turned from rising rates and high inflation to the slowing of the economy. After its December committee meeting, the Fed announced that reining in inflation was no longer its primary concern. Instead, the Fed announced it would focus on stimulating economic growth and would contemplate lowering interest rates. The markets reacted favorably to this news and rebounded somewhat in December. The strongest sectors were financial and health care, while weakness continued in technology and telecommunications.

Q   HOW DID YOU MANAGE THE FUND
    IN THIS ENVIRONMENT?

A   As always, we relied on our
investment process and our fundamental research to guide our decisions. We continued to manage the fund with a bias toward value stocks. Our philosophy is to look for attractively priced companies and identify a particular catalyst that, in our opinion, is likely to send the stock price higher.

    Applying this approach, we began increasing the fund's allocation to financial stocks--such as banks, brokerage firms, and insurance companies--late in the second quarter of 2000, expecting that the Fed was nearing the end of its rate-raising cycle. By December 31, this sector represented 20.4 percent of the portfolio's net assets and finished the fiscal year as the fund's best-performing stock group.

    In February, we started to reduce the fund's holdings in the technology sector, believing that valuations in this segment of the market were getting too steep. We took some profits in stocks that had posted strong gains, which helped us sidestep some of the carnage that occurred when these stocks plummeted in April and May. A year ago the fund's largest sector allocation of portfolio assets was in technology, but as of December 31, 2000, the fund's top holdings did not include technology representation.

    Our decision to trim positions in technology stocks demonstrates one of our key management principles: we are disciplined when it comes to selling stocks that no longer fit comfortably within our risk/reward parameters. Also, we generally limit the fund's investment in any one stock. Ultimately, of course, our decision to sell is based on our evaluation of a stock's fundamental strengths. So, if a stock has a sustained run-up in price, we may stick with it and start trimming the fund's position as fundamentals dictate.

Q   WHAT ARE SOME OF THE
INVESTMENTS THAT PERFORMED WELL FOR THE FUND?

A   In terms of total return
performance, the fund's top holding was actually a convertible bond that we purchased in 1998. This security was issued by Laboratory Corporation of America, a clinical lab services company. After struggling in the mid to late 1990s through a period of pricing pressure related to Medicare and managed-care reimbursement, the industry has gradually found its footing. Lab Corp. benefited from the industry's gradual recovery, as increasing volume, rising prices, and lower debt expenses helped Lab Corp. post excellent results. This security was converted to stock at the end of June, and we have trimmed the fund's position and taken some profits since then.

    Some of the fund's best holdings were those that we deemed to be very strong, attractively valued companies well before the market came to recognize these companies' true value. In some cases, this value was unlocked when other companies chose these firms as merger partners. For example, the fund held both Dynegy and Illinova, two independent power producers. When Dynegy acquired Illinova in February, the market came to recognize the virtues of this combination. The price of both stocks climbed steadily. Higher energy prices and strong demand for power enabled these independent power producers to operate quite profitably, trading in both electric power and natural gas. True to our sell discipline, however, we have since sold the fund's position in Dynegy, based on its new higher valuation.

    Another merger in the energy sector brought together El Paso Energy and Coastal. At first, the market gave this merger a "thumbs down," though both stocks eventually recovered after an initial drop in price. We already owned El Paso Energy and also held a small amount of Coastal, so we were familiar with these companies. We were confident that they had an established presence in their market niche. As value investors, we added to the fund's positions when these stocks were out of favor and over time were rewarded with attractive returns.

    In the financial services arena, we captured solid gains from MetLife, a mutual insurance company that launched its initial public offering (IPO) in April, just as financial stocks were about to take off. At the time, this IPO garnered surprisingly little market interest, so shares of MetLife were very attractively priced. Since then, the stock has more than doubled in price.

    Finally, Pepsi Bottling Group was an excellent performer during the reporting period. Pepsi went through a rough six months early in the period. As the soft-drink pricing war eased, the company was able to focus on capturing better returns, which worked to our advantage. We have since sold the fund's position in this stock, having judged that it was nearing its fair valuation.

    On the bond side of the portfolio, performance received a boost from the fund's holdings in U.S. Treasury securities--the best-performing segment of the fixed-income markets in 2000. As of the end of the reporting period, 10 percent of the fund's assets were in Treasuries, up from just 6 percent a year ago. (Corporate bonds comprised the remainder of the fixed-income portfolio.)

    Keep in mind that not all securities in the fund performed as favorably, nor is there any guarantee that these securities will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHICH STOCKS PERFORMED BELOW
    YOUR EXPECTATIONS DURING THE PERIOD?

A   Lexmark, a computer printers and
accessories maker, was a huge disappointment. We bought this stock because we believed the company had a very promising flow of high-margin earnings from the consumables side of the business, such as sales of ink cartridges for its inkjet printers. Unfortunately, the inkjet market slowed significantly, dragging down the sales of printers and the related consumables.

    The telecommunications sector also handed us some losses. Particularly, Nippon Telegraph & Telephone (NTT), the Japanese telecom giant, was hit hard during the steep decline in the Japanese stock market during the course of the year. We still own the stock, as we see some fundamental strength in NTT's market position and solid future potential. For example, NTT recently broadened its market presence by acquiring part of AT&T Wireless.

    Sprint was another promising stock that went sour during the year. After it had been announced that Sprint would be acquired by Worldcom, the merger fell apart and Sprint sold off sharply. Other factors, such as an industry-wide drop in long-distance telephone profitability, contributed to the stock's poor performance. Still, we believe Sprint may have bottomed out, and we have added to the fund's position in the stock at what we deemed to be very attractive valuations. In our opinion, Sprint continues to be a very well-managed company with good long-term prospects.

Q   SPEAKING OF LONG-TERM
    PROSPECTS, WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

A   Based on recent economic
indicators, the U.S. economy is clearly slowing. We expect the Fed to move aggressively in the early part of 2001 to lower short-term interest rates. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) Unfortunately, the effect of lower interest rates may have already been priced into the market, leaving stock prices vulnerable to weak corporate earnings down the road.

    With the potential for lower rates on the horizon, we are prepared to look for solid values in beaten-down corporate bond sectors. As the economy strengthens and corporate earnings trends become more positive, we may likely move some of the fund's assets into corporates.

    In a way, a slowing economy is a two-edged sword. Stocks will benefit from lower interest rates, but if the economy slows too much, corporate earnings will suffer. We have already seen how edgy the market is on this front, judging by the sharp and swift punishment dealt out to companies that disappoint investors with lower-than-expected earnings.

    Within this environment, we will keep a close eye on the earnings of cyclical companies that are most affected by changes in economic growth. We anticipate that these trends could produce opportunities to increase cyclical exposure. We also plan to exercise extreme caution in evaluating the stocks of economically sensitive companies, such as those in the financial, retail, and industrial sectors.

    We expect to see a more realistic approach to pricing technology stocks, as investors insist on seeing a track record of real revenues, rather than buying on the promise of future earnings. Falling valuations for technology stocks could signal attractive opportunities that we will investigate thoroughly. In fact, we are already looking at some semiconductor and semiconductor equipment stocks as likely purchases in the near term. We will continue to let our research-driven investment process point the way to stocks that may be rewarded in this environment.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer D shares as well.

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON AND PREFERRED STOCKS  64.6%
CONSUMER DISTRIBUTION  4.5%
Best Buy Co., Inc. (a).....................................     86,600   $    2,560,112
Costco Whsl Corp. (a)......................................    355,900       14,213,756
J.C. Penney Company, Inc...................................    388,000        4,219,500
Kmart Financing I-Convertible Preferred....................    787,000       21,003,062
McKesson Financing Trust-Convertible Preferred.............    600,000       31,200,000
McKesson HBOC, Inc.........................................  1,009,700       36,238,133
RadioShack Corp............................................    263,300       11,272,531
Target Corp................................................    609,800       19,666,050
The Gap, Inc...............................................    161,100        4,108,050
                                                                         --------------
                                                                            144,481,194
                                                                         --------------
CONSUMER DURABLES  0.8%
Eastman Kodak Co...........................................    309,000       12,166,875
Goodyear Tire & Rubber Co..................................    244,000        5,609,560
Sony Corp..................................................    121,800        8,495,550
                                                                         --------------
                                                                             26,271,985
                                                                         --------------
CONSUMER NON-DURABLES  1.4%
Anheuser-Busch Cos., Inc...................................    510,700       23,236,850
PepsiCo, Inc...............................................    399,400       19,795,262
                                                                         --------------
                                                                             43,032,112
                                                                         --------------
CONSUMER SERVICES  2.3%
Equifax, Inc...............................................    985,800       28,280,137
John Hancock Financial Services (a)........................    553,000       20,806,625
News Corp.--Exchange Trust, 144A--Convertible Preferred
  (b)......................................................     83,000       13,487,500
Sinclair Broadcast Group-Convertible Preferred.............    392,200       11,079,650
                                                                         --------------
                                                                             73,653,912
                                                                         --------------
ENERGY  5.4%
Burlington Resources, Inc..................................    896,100       45,253,050
El Paso Energy Corp........................................    428,490       30,690,596
Exxon Mobil Corp...........................................    349,400       30,375,962
Halliburton Co.............................................    347,000       12,578,750
Schlumberger Ltd...........................................     99,000        7,913,812
Texaco, Inc................................................    557,600       34,640,900
Transocean Sedco Forex, Inc................................    217,268        9,994,328
                                                                         --------------
                                                                            171,447,398
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
FINANCE  18.3%
Allstate Corp..............................................    628,200   $   27,365,962
American Express Co........................................    370,700       20,365,331
American General Corp......................................    266,300       21,703,450
American International Group, Inc..........................    256,600       25,291,137
Aon Corp...................................................    617,300       21,142,525
Axa Financial, Inc. SA-ADR (France)........................    179,331       12,878,172
Bank of America Corp.......................................    507,400       23,276,975
Chubb Corp.................................................    234,000       20,241,000
Citigroup, Inc.............................................    550,586       28,114,298
Fannie Mae.................................................    682,100       59,172,175
First Union Corp...........................................  1,266,300       35,218,969
FleetBoston Financial Corp.................................    793,500       29,805,844
H & R Block, Inc...........................................    458,500       18,970,437
J.P. Morgan Chase & Co.....................................    272,000       12,359,000
Jefferson-Pilot Corp.......................................    276,000       20,631,000
Lincoln National Corp......................................    401,700       19,005,431
Metlife Capital Trust I--Convertible Preferred (a).........    225,000       24,637,500
Metlife, Inc. (a)..........................................  1,041,000       36,435,000
PNC Bank Corp..............................................    661,800       48,352,763
U.S. Bancorp...............................................  1,131,000       33,011,063
UnumProvident Corp.........................................    345,200        9,277,250
Washington Mutual, Inc.....................................    673,600       35,742,900
                                                                         --------------
                                                                            582,998,182
                                                                         --------------
HEALTHCARE  7.3%
American Home Products Corp................................    582,800       37,036,940
Beckman Coulter, Inc.......................................    533,500       22,373,656
Caremark Rx Capital Trust I--Convertible Preferred.........    125,000       12,050,781
Caremark Rx Capital Trust, 144A--Convertible Preferred (a)
  (b)......................................................    150,000       14,081,250
Caremark Rx, Inc. (a)......................................  1,009,968       13,697,691
HCA-The Healthcare Co......................................    696,000       30,630,960
Johnson & Johnson..........................................    273,000       28,682,063
Laboratory Corp., Ser A--Convertible Preferred.............     40,000        7,040,000
Pharmacia Corp.............................................    405,900       24,759,900
Schering-Plough Corp.......................................    747,800       42,437,650
                                                                         --------------
                                                                            232,790,891
                                                                         --------------
PRODUCER MANUFACTURING  3.3%
Honeywell International, Inc...............................    124,320        5,881,890
Ingersoll Rand Co..........................................    677,560       28,372,825
Minnesota Mining & Manufacturing Co........................    520,900       62,768,450
Pall Corp..................................................    435,000        9,270,938
                                                                         --------------
                                                                            106,294,103
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
RAW MATERIALS/PROCESSING INDUSTRIES  6.3%
Barrick Gold Corp.--ADR (Canada)...........................    814,000   $   13,333,320
Coltec Capital Trust--Convertible Preferred................    225,000        9,337,500
Dow Chemical Co............................................    506,000       18,532,250
Du Pont (E.I.) de Nemours & Co.............................    893,300       43,157,556
International Paper Capital Trust--Convertible Preferred...    600,000       27,300,000
Newmont Mining Corp........................................    842,600       14,376,863
Pharmacia Corp.............................................    350,000       18,134,375
Rohm & Haas Co.............................................    564,200       20,487,513
Sealed Air Corp., Ser A--Convertible Preferred.............    575,000       18,543,750
Sherwin-Williams Co........................................    707,600       18,618,725
                                                                         --------------
                                                                            201,821,852
                                                                         --------------
TECHNOLOGY  6.8%
Alcatel SA--ADR (France)...................................    148,784        8,322,605
Boeing Co..................................................    389,000       25,674,000
Cadence Design Systems, Inc. (a)...........................    396,100       10,892,750
Compaq Computer Corp.......................................    838,000       12,611,900
Electronic Data Systems Corp...............................    784,000       45,276,000
Handspring, Inc. (a).......................................    105,000        4,088,438
Intel Corp.................................................     92,900        2,792,806
Micron Technology, Inc.....................................    712,000       25,276,000
Motorola, Inc..............................................    663,100       13,427,775
Oracle Corp. (a)...........................................    376,100       10,930,406
Palm, Inc. (a).............................................    304,826        8,630,386
Raytheon Co., Class B......................................  1,135,100       35,259,044
Research in Motion Ltd. (a)................................     41,000        3,280,000
SunGard Data Systems, Inc. (a).............................    214,300       10,098,888
                                                                         --------------
                                                                            216,560,998
                                                                         --------------
UTILITIES  8.2%
BellSouth Corp.............................................    438,900       17,967,469
Edison International, Inc..................................  1,212,540       18,945,938
Exelon Corp................................................    391,700       27,501,257
Nippon Telegraph & Telephone Corp.--ADR (Japan)............    343,200       12,247,950
Northeast Utilities........................................  1,368,000       33,174,000
PG&E Corp..................................................    742,000       14,840,000
Reliant Energy, Inc........................................    462,600       20,036,363
SBC Communications, Inc....................................    416,400       19,883,100
Southern Co................................................    728,800       24,232,600
Southern Energy, Inc. (a)..................................    410,400       11,619,450

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
UTILITIES (CONTINUED)
Sprint Corp................................................    891,250   $   18,103,516
Verizon Communications, Inc................................    882,512       44,235,914
                                                                         --------------
                                                                            262,787,557
                                                                         --------------

TOTAL COMMON AND PREFERRED STOCKS  64.6%..............................    2,062,140,184
                                                                         --------------

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          CORPORATE BONDS  7.3%
          CONSUMER DISTRIBUTION  0.3%
$4,500    Kroger Co. ............................... 7.250%   06/01/09   $    4,597,762
 4,000    May Department Stores Co. ................ 8.375    08/01/24        4,348,504
                                                                         --------------
                                                                              8,946,266
                                                                         --------------
          CONSUMER DURABLES  0.4%
10,000    Ford Motor Credit Co. .................... 6.700    07/16/04        9,982,000
 3,000    General Motors Corp. ..................... 7.000    06/15/03        3,044,829
                                                                         --------------
                                                                             13,026,829
                                                                         --------------
          CONSUMER NON-DURABLES  0.2%
 5,000    Coca Cola Enterprises, Inc. .............. 7.125    09/30/09        5,248,200
                                                                         --------------

          CONSUMER SERVICES  1.1%
 5,000    Clear Channel Communications.............. 7.875    06/15/05        5,201,740
10,000    Cox Communications, Inc. ................. 7.250    11/15/15        9,757,220
 5,000    Liberty Media Corp. ...................... 8.250    02/01/30        4,573,465
 5,000    News America, Inc. ....................... 7.625    11/30/28        4,306,295
 5,000    Viacom, Inc. ............................. 7.750    06/01/05        5,214,925
 5,000    Walt Disney Co. .......................... 7.300    02/08/05        5,214,530
                                                                         --------------
                                                                             34,268,175
                                                                         --------------
          ENERGY  0.7%
 5,000    Amerada Hess Corp. ....................... 7.875    10/01/29        5,243,260
 5,000    El Paso Energy Corp. ..................... 6.950    12/15/07        5,019,090
 5,000    Enron Corp. .............................. 7.125    05/15/07        5,147,530
 5,500    Texas Eastern Transmission Corp. ......... 8.250    10/15/04        5,828,399
 2,000    Western Atlas, Inc. ...................... 7.875    06/15/04        2,101,670
                                                                         --------------
                                                                             23,339,949
                                                                         --------------
          FINANCE  1.3%
 5,000    American Re Corp., Ser B.................. 7.450    12/15/26        4,847,665
 5,000    Avalonbay Communities, Inc. .............. 7.500    08/01/09        4,996,815
 5,000    Boeing Capital Corp. ..................... 7.375    09/27/10        5,381,400
 5,000    Countrywide Funding Corp. ................ 8.250    07/15/02        5,117,700

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          FINANCE (CONTINUED)
$5,000    Fleet Financial Group, Inc. .............. 6.875%   01/15/28   $    4,498,045
 2,000    General Electric Capital Corp. ........... 8.900    09/15/04        2,191,256
 5,000    Lehman Brothers, Inc. .................... 7.125    07/15/02        5,057,810
 5,000    Paine Webber Group, Inc. ................. 6.375    05/15/04        5,022,525
 5,000    Washington Mutual Capital I............... 8.375    06/01/27        4,675,145
                                                                         --------------
                                                                             41,788,361
                                                                         --------------
          PRODUCER MANUFACTURING  0.2%
 1,500    Reliance Electric Co. .................... 6.800    04/15/03        1,534,275
 6,000    USA Waste Services, Inc. ................. 7.000    07/15/28        5,084,652
                                                                         --------------
                                                                              6,618,927
                                                                         --------------
          RAW MATERIALS/PROCESSING INDUSTRIES  0.6%
 5,000    Georgia Pacific Corp. .................... 9.500    05/15/22        4,254,600
10,000    ICI North America, Inc. .................. 8.875    11/15/06       10,686,980
 3,500    USX-Marathon Group........................ 6.650    02/01/06        3,502,944
                                                                         --------------
                                                                             18,444,524
                                                                         --------------
          TECHNOLOGY  0.8%
 5,000    IBM Credit Corp. ......................... 6.450    11/12/02        5,041,635
 5,000    Lockheed Martin Corp. .................... 8.500    12/01/29        5,690,565
10,000    Raytheon Co. ............................. 6.750    08/15/07        9,940,570
 5,000    Sun Microsystems, Inc. ................... 7.500    08/15/06        5,159,755
                                                                         --------------
                                                                             25,832,525
                                                                         --------------
          TRANSPORTATION  0.1%
 5,000    Delta Air Lines, Inc. .................... 6.650    03/15/04        4,806,685
                                                                         --------------

          UTILITIES  1.6%
 5,000    360 Communications Co. ................... 7.125    03/01/03        5,030,455
 5,000    Commonwealth Edison Co. .................. 8.000    05/15/08        5,275,065
 4,500    Edison International, Inc. ............... 6.875    09/15/04        3,744,837
 5,000    Illinois Power Co. ....................... 7.500    06/15/09        5,138,780
 5,000    Niagara Mohawk Power Corp., Ser G......... 7.750    10/01/08        5,226,155
 5,000    Public Service Co. of Colorado, Ser A..... 6.875    07/15/09        4,967,205
 5,000    Qwest Capital Funding, Inc. .............. 7.900    08/15/10        5,137,515
20,000    Sprint Capital Corp. ..................... 6.900    05/01/19       16,596,820
                                                                         --------------
                                                                             51,116,832
                                                                         --------------

TOTAL CORPORATE BONDS  7.3%...........................................      233,437,273
                                                                         --------------
          CONVERTIBLE CORPORATE OBLIGATIONS  7.3%
          FINANCE  1.0%
30,000    JMH Finance Ltd., 144A (United Kingdom)
          (Convertible into 474,984 common shares)
          (b)....................................... 4.750    09/06/07       30,450,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          HEALTHCARE  4.3%
$30,000   Alza Corp., LYON (Convertible into 389,610
          common shares)............................   *      07/14/14   $   33,525,000
 23,000   Healthsouth Corp. (Convertible into
          627,900 common shares).................... 3.250%   04/01/03       20,728,750
 12,000   Ivax Corp., 144A (Convertible into 323,016
          common shares) (b)........................ 5.500    05/15/07       14,715,000
 30,000   Omnicare, Inc. (Convertible into 505,060
          common shares)............................ 5.000    12/01/07       24,570,600
 43,500   Roche Holdings, Inc., LYON, 144A
          (Convertible into 210,753 common shares)
          (b).......................................   *      04/20/10       25,286,550
  6,670   Roche Holdings, Inc., LYON, 144A
          (Convertible into 28,858 common shares)
          (b).......................................   *      01/19/15        5,947,839
 20,000   Roche Holdings, Inc., LYON, 144A
          (Convertible into 96,898 common shares)
          (b).......................................   *      04/20/10       11,626,000
                                                                         --------------
                                                                            136,399,739
                                                                         --------------
          TRANSPORTATION  0.5%
 15,000   United Parcel Service (Convertible into
          212,225 common shares).................... 1.750    09/27/07       15,768,750
                                                                         --------------

          UTILITIES  1.5%
 25,000   Nextel Communications (Convertible into
          336,000 common shares).................... 5.250    01/15/10       18,312,500
 28,000   Telefonos de Mexico, SA (Mexico)
          (Convertible into 589,960 common
          shares)................................... 4.250    06/15/04       30,940,000
                                                                         --------------
                                                                             49,252,500
                                                                         --------------

TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  7.3%.........................      231,870,989
                                                                         --------------

          UNITED STATES OBLIGATIONS  11.5%
35,000    United States Treasury Bond............... 6.125    08/15/29       38,124,450
32,000    United States Treasury Note (c)........... 6.750    05/15/05       34,070,944
 1,500    United States Treasury Note............... 6.625    05/15/07        1,618,425
27,500    United States Treasury Bond (c)........... 8.750    08/15/20       37,804,332
20,000    United States Treasury Note............... 5.125    12/31/02       20,013,280
25,000    United States Treasury Note............... 5.750    04/30/03       25,335,750
 9,000    United States Treasury Note............... 5.750    11/15/05        9,295,668
25,000    United States Treasury Note............... 5.750    08/15/10       26,209,000
 4,250    United States Treasury Note............... 5.875    11/30/01        4,263,430
23,000    United States Treasury Note (c)........... 5.875    02/15/04       23,477,940
20,000    United States Treasury Note............... 6.000    08/15/04       20,576,900

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          UNITED STATES OBLIGATIONS (CONTINUED)
$48,000   United States Treasury Note (c)........... 6.250%   10/31/01   $   48,267,408
 27,000   United States Treasury Note (c)........... 6.250    02/15/07       28,540,890
 40,000   United States Treasury Note (c)........... 6.625    05/31/02       40,698,480
  7,500   United States Treasury Note............... 7.000    07/15/06        8,167,613
                                                                         --------------

TOTAL UNITED STATES OBLIGATIONS.......................................      366,464,510
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  90.7%
  (Cost $2,492,977,493)...............................................    2,893,912,956
                                                                         --------------
SHORT-TERM INVESTMENTS  10.8%
COMMERCIAL PAPER  3.2%
General Electric Capital Corp. ($100,000,000 par, yielding 2.95%,
  01/02/01 maturity)..................................................       99,983,611
                                                                         --------------

REPURCHASE AGREEMENTS  4.5%
UBS Securities ($144,526,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $144,621,548)...........................................      144,526,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  3.1%
Federal Home Loan Mtg Disc Nts ($50,000,000 par, yielding 6.054%,
  01/16/01 maturity)..................................................       49,865,833
Federal Home Loan Mtg Disc Nts ($50,000,000 par, yielding 6.101%,
  01/18/01 maturity) (c)..............................................       49,847,945
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................       99,713,778
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $344,223,389).................................................      344,223,389
                                                                         --------------

TOTAL INVESTMENTS  101.5%
(Cost $2,837,200,882).................................................    3,238,136,345

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.5%).........................      (46,888,203)
                                                                         --------------

NET ASSETS  100.0%....................................................   $3,191,248,142
                                                                         --------------

*  Zero coupon bond

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

(a) Non income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Note

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $2,837,200,882).....................  $3,238,136,345
Cash........................................................      12,952,549
Receivables:
  Fund Shares Sold..........................................      26,573,113
  Investments Sold..........................................      15,936,178
  Interest..................................................      11,389,732
  Dividends.................................................       2,214,088
Other.......................................................         252,400
                                                              --------------
    Total Assets............................................   3,307,454,405
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      76,616,231
  Fund Shares Repurchased...................................      31,924,719
  Distributor and Affiliates................................       2,409,974
  Custodian Bank............................................       1,880,750
  Variation Margin on Futures...............................       1,615,475
  Investment Advisory Fee...................................         948,605
Accrued Expenses............................................         549,763
Trustees' Deferred Compensation and Retirement Plans........         260,746
                                                              --------------
    Total Liabilities.......................................     116,206,263
                                                              --------------
NET ASSETS..................................................  $3,191,248,142
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,722,192,793
Net Unrealized Appreciation.................................     394,781,173
Accumulated Net Realized Gain...............................      70,301,726
Accumulated Undistributed Net Investment Income.............       3,972,450
                                                              --------------
NET ASSETS..................................................  $3,191,248,142
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,628,681,984 and 201,884,776 shares of
    beneficial interest issued and outstanding).............  $         8.07
    Maximum sales charge (5.75%* of offering price).........             .49
                                                              --------------
    Maximum offering price to public........................  $         8.56
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,352,812,774 and 169,812,275 shares of
    beneficial interest issued and outstanding).............  $         7.97
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $209,753,384 and 26,249,233 shares of
    beneficial interest issued and outstanding).............  $         7.99
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $ 53,138,812
Dividends (Net of foreign withholding taxes of $137,530)....    37,642,458
                                                              ------------
    Total Income............................................    90,781,270
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,301,890, $12,026,306 and $1,232,220,
  respectively).............................................    16,560,416
Investment Advisory Fee.....................................     9,612,086
Shareholder Services........................................     4,100,905
Custody.....................................................       202,402
Trustees' Fees and Related Expenses.........................        78,162
Legal.......................................................        74,238
Other.......................................................     1,410,950
                                                              ------------
    Total Expenses..........................................    32,039,159
    Less Credits Earned on Overnight Cash Balances..........        20,170
                                                              ------------
    Net Expenses............................................    32,018,989
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 58,762,281
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $326,786,906
  Futures...................................................    (7,679,193)
  Foreign Currency Transactions.............................          (904)
                                                              ------------
Net Realized Gain...........................................   319,106,809
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   300,292,488
                                                              ------------
  End of the Period:
    Investments.............................................   400,935,463
    Futures.................................................    (6,154,290)
                                                              ------------
                                                               394,781,173
                                                              ------------
Net Unrealized Appreciation During the Period...............    94,488,685
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $413,595,494
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $472,357,775
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   58,762,281       $    44,020,603
Net Realized Gain................................     319,106,809           241,662,054
Net Unrealized Appreciation/Depreciation During
  the Period.....................................      94,488,685           (77,977,281)
                                                   --------------       ---------------
Change in Net Assets from Operations.............     472,357,775           207,705,376
                                                   --------------       ---------------

Distributions from Net Investment Income:
  Class A Shares.................................     (33,112,038)          (21,806,216)
  Class B Shares.................................     (21,085,415)          (19,796,994)
  Class C Shares.................................      (2,741,945)           (1,792,995)
                                                   --------------       ---------------
                                                      (56,939,398)          (43,396,205)
                                                   --------------       ---------------

Distributions from Net Realized Gain:
  Class A Shares.................................    (148,816,411)          (95,603,166)
  Class B Shares.................................    (130,623,435)         (104,683,398)
  Class C Shares.................................     (18,060,380)          (10,744,825)
                                                   --------------       ---------------
                                                     (297,500,226)         (211,031,389)
                                                   --------------       ---------------
Total Distributions..............................    (354,439,624)         (254,427,594)
                                                   --------------       ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     117,918,151           (46,722,218)
                                                   --------------       ---------------

FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold........................   1,161,641,323         1,758,232,318
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     315,084,834           224,331,373
Cost of Shares Repurchased.......................    (741,025,664)       (1,642,853,668)
                                                   --------------       ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     735,700,493           339,710,023
                                                   --------------       ---------------
TOTAL INCREASE IN NET ASSETS.....................     853,618,644           292,987,805
NET ASSETS:
Beginning of the Period..........................   2,337,629,498         2,044,641,693
                                                   --------------       ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $3,972,450 and $2,149,716, respectively).......  $3,191,248,142       $ 2,337,629,498
                                                   ==============       ===============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED DECEMBER 31,
CLASS A SHARES                        --------------------------------------------------
                                        2000        1999       1998      1997      1996
                                      --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................    $   7.65    $   7.82    $ 7.24    $ 6.74    $ 6.31
                                      --------    --------    ------    ------    ------
  Net Investment Income...........         .20         .18       .17       .15       .16
  Net Realized and Unrealized
    Gain..........................        1.28         .57      1.03      1.44       .79
                                      --------    --------    ------    ------    ------
Total from Investment
  Operations......................        1.48         .75      1.20      1.59       .95
                                      --------    --------    ------    ------    ------
Less:
  Distributions from and in Excess
    of Net Investment Income......         .20         .18       .17       .17       .15
  Distributions from Net Realized
    Gain..........................         .86         .74       .45       .92       .37
                                      --------    --------    ------    ------    ------
Total Distributions...............        1.06         .92       .62      1.09       .52
                                      --------    --------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................    $   8.07    $   7.65    $ 7.82    $ 7.24    $ 6.74
                                      ========    ========    ======    ======    ======

Total Return (a)..................      20.19%       9.95%    16.99%    24.13%    15.55%
Net Assets at End of the Period
  (In millions)...................    $1,628.7    $1,068.5    $808.5    $638.1    $471.8
Ratio of Expenses to Average Net
  Assets (b)......................        .82%        .82%      .85%      .86%      .97%
Ratio of Net Investment Income to
  Average Net Assets (b)..........       2.62%       2.43%     2.31%     2.09%     2.50%
Portfolio Turnover................         85%         81%       61%       86%       99%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sale charges were included, total return would be lower. These returns do include Rule 12b-1 fees of up to .25%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED DECEMBER 31,
CLASS B SHARES                       ----------------------------------------------------
                                       2000        1999        1998       1997      1996
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................    $   7.58    $   7.77    $   7.20    $ 6.71    $ 6.30
                                     --------    --------    --------    ------    ------
  Net Investment Income..........         .14         .13         .12       .10       .11
  Net Realized and Unrealized
    Gain.........................        1.25         .56        1.02      1.42       .78
                                     --------    --------    --------    ------    ------
Total from Investment
  Operations.....................        1.39         .69        1.14      1.52       .89
                                     --------    --------    --------    ------    ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................         .14         .13         .12       .11       .11
  Distributions from Net Realized
    Gain.........................         .86         .75         .45       .92       .37
                                     --------    --------    --------    ------    ------
Total Distributions..............        1.00         .88         .57      1.03       .48
                                     --------    --------    --------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................    $   7.97    $   7.58    $   7.77    $ 7.20    $ 6.71
                                     ========    ========    ========    ======    ======

Total Return (a).................      18.95%       9.19%      16.17%    23.23%    14.56%
Net Assets at End of the Period
  (In millions)..................    $1,352.8    $1,148.9    $1,140.0    $908.7    $633.3
Ratio of Expenses to Average Net
  Assets (b).....................       1.59%       1.58%       1.62%     1.64%     1.74%
Ratio of Net Investment Income to
  Average Net Assets (b).........       1.85%       1.67%       1.55%     1.32%     1.74%
Portfolio Turnover...............         85%         81%         61%       86%       99%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year purchase and declining to 0% after the fifth year. If sales charge was included, total returns would be lower. These return do include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS C SHARES                           ----------------------------------------------
                                          2000      1999      1998      1997      1996
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................    $ 7.58    $ 7.77    $ 7.20    $ 6.71    $ 6.30
                                         ------    ------    ------    ------    ------
  Net Investment Income..............       .15       .13       .12       .10       .11
  Net Realized and Unrealized Gain...      1.26       .55      1.02      1.42       .78
                                         ------    ------    ------    ------    ------
Total from Investment Operations.....      1.41       .68      1.14      1.52       .89
                                         ------    ------    ------    ------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income............       .14       .13       .12       .11       .11
  Distributions from Net Realized
    Gain.............................       .86       .74       .45       .92       .37
                                         ------    ------    ------    ------    ------
Total Distributions..................      1.00       .87       .57      1.03       .48
                                         ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...    $ 7.99    $ 7.58    $ 7.77    $ 7.20    $ 6.71
                                         ======    ======    ======    ======    ======

Total Return (a).....................    19.22%     9.19%    16.17%    23.23%    14.56%
Net Assets at End of the Period (In
  millions)..........................    $209.8    $120.2    $ 96.1    $ 75.8    $ 55.2
Ratio of Expenses to Average Net
  Assets (b).........................     1.58%     1.58%     1.62%     1.64%     1.74%
Ratio of Net Investment Income to
  Average Net Assets (b).............     1.86%     1.67%     1.55%     1.32%     1.73%
Portfolio Turnover...................       85%       81%       61%       86%       99%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, (1940 Act) as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal. The Fund invests primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and gains recognized for tax purposes on open future positions at December 31, 2000.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $2,842,238,014, the aggregate gross unrealized appreciation is $474,478,362 and the aggregate gross unrealized depreciation is $78,580,031, resulting in net unrealized appreciation on long- and short-term investments of $395,898,331.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference relating to a distribution reclass totaling $755 has been reclassified from accumulated net realized gain to accumulated net investment income. Additionally, a permanent difference relating to currency losses totaling $904 has been reclassified from accumulated net realized gain to accumulated net investment income.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on securities transactions.

G. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Fund's custody fee was reduced by $20,170 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................     .50 of 1%
Next $100 million...........................................     .45 of 1%
Next $100 million...........................................     .40 of 1%
Over $350 million...........................................     .35 of 1%

    For the year ended December 31, 2000, the Fund recognized expenses of approximately $74,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $157,300 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $2,895,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments of $167,600 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $1,406,823,577, $1,125,438,540 and
$189,930,676 for Classes A, B, and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   79,386,001    $  641,993,579
  Class B.............................................   52,594,732       422,038,641
  Class C.............................................   12,058,701        97,609,103
                                                        -----------    --------------
Total Sales...........................................  144,039,434    $1,161,641,323
                                                        ===========    ==============
Dividend Reinvestment:
  Class A.............................................   20,144,638    $  159,361,359
  Class B.............................................   17,723,409       138,469,399
  Class C.............................................    2,202,948        17,254,076
                                                        -----------    --------------
Total Dividend Reinvestment...........................   40,070,995    $  315,084,834
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (37,382,909)   $ (299,436,174)
  Class B.............................................  (52,119,711)     (410,905,516)
  Class C.............................................   (3,879,218)      (30,683,974)
                                                        -----------    --------------
Total Repurchases.....................................  (93,381,838)   $ (741,025,664)
                                                        ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated $904,904,813, $975,836,016 and
$105,751,471 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   184,426,601    $ 1,454,879,523
  Class B............................................    33,847,881        264,613,375
  Class C............................................     4,962,745         38,739,420
                                                       ------------    ---------------
Total Sales..........................................   223,237,227    $ 1,758,232,318
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    13,293,568    $   100,260,988
  Class B............................................    15,199,440        113,479,642
  Class C............................................     1,419,166         10,590,743
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    29,912,174    $   224,331,373
                                                       ============    ===============
  Class A............................................  (161,372,353)   $(1,274,308,351)
  Class B............................................   (44,226,967)      (345,951,749)
  Class C............................................    (2,892,930)       (22,593,568)
                                                       ------------    ---------------
Total Repurchases....................................  (208,492,250)   $(1,642,853,668)
                                                       ============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 2000, and the year ended December 31, 1999, 20,613,395 and 16,169,173 Class B Shares automatically converted to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2000, and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended December 31, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $1,352,100 and CDSC on redeemed shares of approximately $1,914,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,433,477,078 and $2,055,532,848, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the investment Company Act of 1940, as amended, or with it's custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................      155
Futures Opened..............................................    1,375
Futures Closed..............................................   (1,175)
                                                               ------
Outstanding at December 31, 2000............................      355
                                                               ======

    The futures contracts outstanding at December 31, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  Mar 2001 S&P 500 Index Futures (Current Notional Value
  $333,750 per contract)....................................     355        (6,154,290)
                                                                 ===        ==========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 2000, are payments retained by Van Kampen of approximately $9,555,527.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Equity Income Fund (the "Fund"), as of December 31, 2000 and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[ERNST & YOUNG LLP SIG]

Chicago, Illinois
February 6, 2001

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the fund during its taxable year ended December 31, 2000. The Fund designated and paid $273,552,718 as a 20% rate gain distribution. For corporate shareholders 41% of the distributions qualify for the dividend received deductions. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc. 2001 All rights reserved.